                       Morgan Stanley Balanced Growth Fund
                          Item 77(O) 10F-3 Transactions
                        August 1, 2005 - January 31, 2006

Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Knight  8/16/    -     $99.50 $400,00  135,00    0.00%  0.22%    Banc    Bank
Ridder    05                  0,000.0     0                       of      of
 Inc.                            0                              Americ  Americ
 5.75%                                                            a        a
9/1/20                                                          Securi
  17                                                             ties
                                                                 LLC,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                JPMorg
                                                                 an,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                ties,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                SunTru
                                                                  st
                                                                Robins
                                                                  on
                                                                Humphr
                                                                 ey,
                                                                Wedbus
                                                                  h
                                                                Morgan
                                                                Securi
                                                                 ties
                                                                 Inc.

                                                                Americ
                                                                  a
  SBC                                                           Securi
Commun  11/8/    -     $96.83 $2,000,  85,000    0.00%  0.14%    ties   Barcla
icatio    05                  000,000                            LLC,     ys
  ns                                                            Barcla  Capita
 Inc.                                                             ys       l
 6.15%                                                          Capita
  due                                                             l,
9/15/2                                                          JPMorg
  034                                                            an,
                                                                LaSall
                                                                  e
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Credit
                                                                Suisse
                                                                First
                                                                Boston
                                                                  ,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Citigr
                                                                 oup,
                                                                HSBC,
                                                                 UBS
                                                                Invest
                                                                 ment
                                                                Bank,
                                                                Deutsc
                                                                  he
                                                                 Bank
                                                                Securi
                                                                ties,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                 ties